Loans Receivable (Detail) ¥ in Thousands, $ in Thousands	Dec. 31, 2018 USD ($)	Dec. 31, 2018 CNY (¥)	Dec. 31, 2017 CNY (¥)
Loans receivable:
Total loans receivable	$ 90,579	¥ 622,775	¥ 768,642
Allowance for loan losses	(372)	(2,556)	(3,244)
Loans receivable, net	90,207	620,219	765,398
Within Credit Term Loans
Loans receivable:
Total loans receivable	$ 90,579	¥ 622,775	¥ 768,642